EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axtive Corporation, (the “Company”) on Form 10-QSB for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Graham C. Beachum II, Chief Executive Officer of Axtive Corporation, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Graham C. Beachum II

Graham C. Beachum II

Chairman of the Board, President and Chief Executive Officer

August 25, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axtive Corporation, (the “Company”) on Form 10-QSB for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, David N. Pilotte, Chief Financial Officer of Axtive Corporation, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David N. Pilotte

David N. Pilotte

Executive Vice President, Chief Financial Officer and Secretary

August 25, 2003

A signed original of these written statements required by Section 906 has been provided to Axtive Corporation and will be retained by Axtive Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

These Certifications shall not be deemed to be “filed” or part of the referenced Quarterly Report on Form 10-QSB or incorporated by reference into any of the registrant’s filings with the Securities and Exchange Commission by implication or by any reference in any such filing to such report.